UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 20, 2012

DEX ONE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, NC	27513
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 297-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On August 20, 2012, Dex One Corporation, a Delaware corporation (“Dex”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with SuperMedia Inc., a Delaware corporation (“SuperMedia”), Newdex, Inc., a Delaware corporation and direct wholly owned subsidiary of Dex (“Newdex”), and Spruce Acquisition Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of Newdex (“Merger Sub”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, (i) Dex will merge with and into Newdex, with Newdex as the surviving entity (the “Dex Merger”) and (ii) immediately following consummation of the Dex Merger, Merger Sub will merge with and into SuperMedia, with SuperMedia as the surviving entity (the “SuperMedia Merger” and together with the Dex Merger, the “Mergers”). As a result of the Mergers, Newdex, as successor to Dex, will become a newly listed company and SuperMedia will become a direct wholly owned subsidiary of Newdex.

At the effective time of the Dex Merger, each share of Dex common stock will be converted into 0.2 fully paid and nonassessable shares of common stock, par value $0.001 per share, of Newdex (“Newdex Common Stock”), which reflects a 1-for-5 reverse stock split of Dex common stock. At the effective time of the SuperMedia merger, each share of SuperMedia will be converted into 0.4386 fully paid and nonassessable shares of Newdex Common Stock. Immediately following the Mergers, Dex stockholders will hold approximately 60% of the Newdex Common Stock and SuperMedia stockholders will hold approximately 40% of the Newdex Common Stock.

Dex and SuperMedia have agreed to convene meetings of their respective stockholders to consider and vote upon approval of the Mergers. Dex’s Board of Directors recommends that Dex’s stockholders approve the Mergers.

Consummation of the Mergers is subject to receiving 100% approval from the current lenders to Dex and SuperMedia, respectively, to amend and extend and make other changes to covenants under each party’s existing debt agreements, and to amend and restate Dex’s existing shared services and tax sharing agreements in order to permit cost and synergy sharing among Newdex, the existing Dex subsidiaries and SuperMedia, all as set forth in the Merger Agreement. The Mergers are also subject to other customary closing conditions, including (i) SuperMedia stockholder approval, (ii) Dex stockholder approval, (iii) the registration statement on Form S-4 used to register the Newdex Common Stock to be issued as consideration for the Mergers having been declared effective by the Securities and Exchange Commission, (iv) SuperMedia and Dex, and certain of their respective subsidiaries, having entered into a tax sharing agreement and a shared services agreement and (v) authorization having been obtained for the listing on the New York Stock Exchange or the Nasdaq Stock Market of the Newdex Common Stock to be issued as consideration of the Mergers. Completion of the Mergers is anticipated to occur in the fourth quarter of 2012, although in light of the necessary lender and stockholder approvals there can be no assurance the Mergers will occur within the expected timeframe or at all.

Dex and SuperMedia agreed in the Merger Agreement not to solicit or encourage competing acquisition proposals. Under certain circumstances, however, Dex and SuperMedia may provide information to a third party that makes an unsolicited acquisition proposal and engage in discussions and negotiations with such third party. The Merger Agreement may be terminated by either Dex or SuperMedia in certain circumstances, including if either determines the required amendments to the debt agreements will not receive the consent of 100% of the respective lenders or if any changes to the amendments are not reasonably satisfactory to both Dex and SuperMedia. If the Merger Agreement is terminated by either party, it may be required under certain circumstances specified in the Merger Agreement to pay the other party an expense reimbursement up to a maximum amount of $7.5 million.

The Merger Agreement contains customary representations and warranties made by Dex, SuperMedia, Newdex and Merger Sub. Dex and SuperMedia also agreed to various covenants in the Merger Agreement, including, among other things, covenants (i) to conduct their respective material operations in the ordinary course of business consistent with past practice and (ii) not to take certain actions prior to the closing of the Mergers without prior consent of the other party.

See Item 5.02 of this Form 8-K for information regarding the governance of Newdex following the Mergers.

At closing, Dex and SuperMedia will enter into a tax sharing agreement to address certain matters related to the payment and allocation of federal and state taxes following the Mergers and shared services agreement to address certain matters related to the provision of administrative and other services and the allocation and settlement of costs associated with those services.

One of the benefits of the Dex Merger is that it allows the combined companies to protect their ability to use Dex’s substantial tax net operating loss carryforwards to offset their future taxable income. Under current tax law, an ownership change occurring either before or after the acquisition of SuperMedia could severely limit the combined companies’ ability to use these tax benefits. Through the Dex Merger, Dex will implement stock transfer restrictions on Newdex Common Stock to take effect upon the SuperMedia Merger to help reduce, but not eliminate, the risk of unfavorable ownership changes. However, if an ownership change occurs on the closing of the SuperMedia Merger, the new board may conclude that the trading restrictions are no longer necessary and may be eliminated.

The foregoing description of the Merger Agreement and the exhibits included therein do not purport to be complete and are qualified in their entirety by reference to the Merger Agreement and applicable exhibits, which will be filed with an amended Form 8-K within four business days.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2012, in connection with the announcement of the Mergers, Dex announced that Alfred T. Mockett, Chief Executive Officer and President, and Gregory Freiberg, Executive Vice President and Chief Financial Officer, will resign effective upon the consummation of the Mergers. No new or amended severance or post-termination agreements will be entered into with Messrs. Mockett and Freiberg in connection with their resignations. In connection with the Mergers, both Messrs. Mockett and Frieberg will receive severance payments commensurate with those disclosed in Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders.

Peter J. McDonald, SuperMedia’s Chief Executive Officer, will become the Chief Executive Officer of Newdex and Samuel D. Jones, SuperMedia’s Chief Financial Officer, will become the Chief Financial Officer of Newdex. Information about Messrs. McDonald and Jones is set forth in SuperMedia’s Annual Report on Form 10-K for fiscal 2011 and proxy statement relating to its 2012 Annual Meeting of Shareholders.

Upon consummation of the Mergers, the board of directors of Newdex will be comprised of 11 members. The chairman of Newdex’s board of directors will be Alan F. Schultz, the current chairman of Dex’s board of directors. The remainder of Newdex’s board will be comprised of Mr. McDonald, four members from the current Dex board, four members from the current SuperMedia board and one independent director to be selected by the Newdex board.

Item 8.01	Other Events

Press Release

On August 21 2012, Dex and SuperMedia issued a joint press release announcing that they had entered into the Merger Agreement. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Communications Related to the Mergers

Beginning August 21, 2012, Dex distributed the following materials, each of which is attached hereto and is incorporated herein by reference:

•	Investor Presentation (Exhibit 99.2)

•	Letter to Employees (Exhibit 99.3)

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated August 21, 2012.

99.2	Investor Presentation.

99.3	Letter to Employees.

Important Information For Investors and Security Holders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex. In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex. INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272. Copies of the documents filed by Dex with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329.

SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC.

Forward-Looking Statements

Certain statements contained in this document are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements.

Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results.

With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either

Dex or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction.

None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2012

Dex One Corporation

/s/ Mark W. Hianik
By:	Mark W. Hianik
Title:	Senior Vice President, General Counsel and Chief Administrative Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release, dated August 21, 2012.

99.2	Investor Presentation.

99.3	Letter to Employees.